Note 9 - Accrued Expenses and Other Current Liabilities	12 Months Ended
Dec. 31, 2012
Accrued Expenses And Other Liabilities Disclosure [Text Block]
9.	ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES

Accrued expenses and other current liabilities consist of the following:

	As of December 31,
	2011	2012
Accrued compensation and employee benefits	€642	€1,176
Due to social security	282	326
Withholding tax due	118	162
Other payables	89	64
Total	€1,131	€1,728

Accrued compensation and employee benefits include bonuses, salaries, vacation and deferred compensation due to employees, directors and management.  The increase versus the prior year is mainly due to higher accruals for employee incentives.